SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)              DECEMBER 15, 2003



                      INTEGRATED ALARM SERVICES GROUP, INC.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


               DELAWARE                                   000-50343
     ----------------------------                     -----------------
     (STATE OR OTHER JURISDICTION                     (COMMISSION FILE
           OF INCORPORATION)                               NUMBER)



                                   42-1578199
                               -------------------
                                  (IRS EMPLOYER
                               IDENTIFICATION NO.)


               ONE CAPITAL CENTER
            99 PINE STREET,3RD FLOOR
               ALBANY, NEW YORK                                 12207
    ----------------------------------------                 ----------
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                 (ZIP CODE)



     REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE          (518) 426-1515



                                       N/A
                                      -----

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         On December 15, 2003, Integrated Alarm Services Group, Inc. (the "Company") purchased all of the issued and outstanding capital stock of Lane Security, Inc. ("Lane") for $43 million in cash. The funds used to acquire Lane were derived from the Company's working capital. The Company acquired all of Lane's issued and outstanding capital stock from Lane's parent corporation, Lane Industries, Inc. ("Parent"), a privately held corporation. Neither the Company nor any of its officers, directors or affiliates have any material relationship with the Parent.

         Lane, through its primary operating affiliate, Protection Service Industries, L.P. of Rancho Cucamonga, California, installs, services and monitors commercial and residential alarm contracts in Arizona, California and New Mexico. The principal assets acquired were alarm monitoring contracts consisting of Recurring Monthly Revenue totaling $1,770,000 which represents the equivalent of approximately 59,000 contracts. The estimated fair value of the contracts is in excess of $42 million. Also included in the acquisition were accounts receivable, inventory, fixed assets and other operating assets. Liabilities assumed included capitalized leases, accounts payable, accrued expenses and other current liabilities. The purchase price is subject to adjustment upon completion of a closing balance sheet.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         To be filed by amendment to this Form 8-K on or before February 28, 2004.

(b) PRO FORMA FINANCIAL INFORMATION.

         To be filed by amendment to this Form 8-K on or before February 28, 2004.

(c)  EXHIBITS

99.1- Stock Purchase Agreement dated as of December 15, 2003 between
      Integrated Alarm Services Group, Inc. and Lane Industries, Inc.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: December 22, 2003

                                              By:  /S/ MICHAEL T. MOSCINSKI
                                              -------------------------------
                                              Name: Michael T. Moscinski
                                              Title:  Chief Financial Officer


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